Exhibit 10.21
Dated as of February 10, 2026
PRIVATE AND CONFIDENTIAL
Glenn Murphy
[*]

Re:	Second Amendment to Letter of Appointment
Dear Glenn,
The purpose of this letter (the “Amendment”) is to amend your Letter of Appointment dated January 31, 2023 (as previously amended by an amendment letter dated as of January 31, 2025, the “Prior Letter of Appointment”; and together with the Amendment, the “Letter of Appointment”), between you, on the one hand, and Rainbow Capital Group Limited (“Rainbow Capital”) and Rainbow UK Bidco Limited (the “Company”), on the other hand, pursuant to the terms set forth herein. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Prior Letter of Appointment. You agree as follows:
1.Interim Chief Executive Officer: Effective as of February 10, 2026, you will continue to serve as the Executive Director of the Company, reporting to the Board of the Company, and in such role you shall continue to act as and hold the title of “Interim Chief Executive Officer” of the Company and shall be the senior-most executive officer of the Company and shall have the powers, authorities, and duties of management usually vested in the Chief Executive Officer directing the Company globally including its global leadership team currently located in Geneva, London, Germany and the United States, including, without limitation, having the primary responsibility for the hiring and onboarding of a permanent Chief Executive Officer and managing the exit of the KKR investors from the Company (including, but not limited to, overseeing the business and participating in IPO or sale process and roadshow events). You shall devote the time necessary to the performance of such duties. The Company may, at any time, terminate your role as Executive Director of the Company. For so long as you are serving as Interim Chief Executive Officer, you agree that this position will be your primary responsibility and that you are required to provide at least 40 hours of service to the Company per week. You will cease to be the Interim Chief Executive Officer effective upon the date on which a permanent Chief Executive Officer commences employment with the Company (the “Transition Date”). If a permanent Chief Executive Officer does not commence employment and the Company’s board of directors decides to pursue a sale process rather than an initial public offering of the Company (an “IPO”), then it is expected that you would continue to serve as the Chief Executive Officer and not transition of an Executive Chairman role.
2.Executive Chairman: On the Transition Date, you will become the Executive Chairman of the Company, in which position you will continue to be the senior-most executive officer of the Company and all executive officers of the Company, including the new Chief

Executive Officer, shall directly to you for so long as you continue to serve as the Executive Chairman. As Executive Chairman, you will continue to manage the exit of the KKR investors from the Company (including, but not limited to, overseeing the business and participating in IPO or sale process and roadshow events). For so long as you are serving as Executive Chairman, you agree that this position will be your primary responsibility and that you are required to provide at least 20 hours of service to the Company per week. You further agree that the Company may at any time change your title from “Executive Chairman” to “Chairman” without changing your duties or reporting (upward or downward) or your minimum required time commitment, in which case all references to “Executive Chairman” in this Amendment shall be deemed to be references to “Chairman” instead.
3.Outside Interests: From the date hereof until the first to occur of (a) the closing of a sale of the Company or (b) the consummation of an IPO (with a permanent Chief Executive Officer being employed), your role as chair of Wella will be your primary role as defined in your formal agreement with KKR, you will not undertake, or agree to hold more than two external Chairman of the Board of Directors positions and will not serve as an Executive Chairman in either such external position; provided, that you may serve as an Executive Chairman for one unaffiliated company so long as (a) the Transition Date has occurred prior to the any public announcement of your appointment to this position, and (b) you remain committed to the Company as your primary role in your position of Executive Chairman of the Company.
4.Termination of Position: Subject to earlier termination of your role as Executive Director by the Company or you, your position as Interim Chief Executive Officer or Executive Chairman, as applicable, shall automatically terminate upon the first to occur of (a) the second anniversary of the consummation of an IPO, and (b) in the event of a sale of the Company, the earlier of (i) the six-month anniversary of the closing of such sale, and (ii) such earlier date on which the acquirer chooses to terminate your employment with the Company.
5.Location; Taxes: You will be a remote employee based in Toronto, Canada and will not have an office in New York State; and may be required to travel in accordance with the Company’s business needs. You will provide the Company with any information or forms required in order for the Company to be in compliance with its tax reporting and withholding obligations (including, without limitation, providing to the Company the number of days working for the Company in the United Kingdom, New York and California). You agree that the Company will implement applicable tax withholding obligations required by Canadian and United Kingdom laws; and you will be responsible for all other tax obligations, until such time as the Company has an obligation to withhold taxes for you in any other applicable jurisdiction, at which time the Company will advise you of such tax withholding obligation.

6.Compensation: For so long as you serve in the role as Executive Director, you shall not receive the compensation in Paragraph 4.1 of the Letter of Appointment and in lieu shall receive the following compensation effective as of January 21, 2025:
(a)You shall receive base salary at the rate of $1,100,000 per annum (“Base Salary”), payable in regular installments in accordance with the Company’s usual payroll practices; provided, that, upon the Transition Date, the Base Salary shall decrease to $200,000 per annum and shall be paid monthly in arrears.
(b)With respect to each fiscal year of the Company and pursuant to and subject to the terms of the Company’s Annual Incentive Program, you shall be eligible to earn an annual bonus, with a target bonus equal to 100% of your Base Salary (“Annual Bonus”); provided, that, upon the Transition Date, you will cease to be entitled to an Annual Bonus and the Annual Bonus for the fiscal year in which the Transition Date occurs will be paid to you on a prorated basis based on the number of days you served as Interim Chief Executive Officer during such fiscal year. The Annual Bonus, if any, earned for each fiscal year shall be paid to you on a date selected by the Company, which is generally in the October following the applicable fiscal year.
Upon you ceasing to be the Executive Director, you shall no longer be entitled to the compensation set forth in Paragraph 2(a) and (b) above and shall revert to your compensation in Paragraph 4.1 of the Letter of Appointment. Your Base Salary and Annual Bonus will be paid by a subsidiary of the Company, as determined by the Company.
7.Additional Equity Participation: In addition to the equity participation set forth in Paragraph 5 of the Prior Letter of Appointment, you shall be entitled to the additional equity participation set forth in the documents attached hereto as Exhibit A (“Additional Equity”), which will be entered into simultaneously with the execution of this Amendment. The terms set forth in Section 5 of the Prior Letter of Appointment shall not apply to the Additional Equity.
8.Except as amended hereby, all other terms of the Prior Letter of Appointment shall remain unchanged.
Please indicate your acceptance of these terms by signing and returning this Amendment to Kathy Leo at [*].

Rainbow Capital Group Limited

By:	/s/ Simon Bouchard
Name: Simon Bouchard
Title: Director

Rainbow UK Bidco Limited

By:	/s/ Rupert Pedler
Name: Rupert Pedler
Title: Director

Glenn Murphy

Rainbow Capital Group Limited

By:
Name: Simon Bouchard
Title: Director

Rainbow UK Bidco Limited

By:
Name: Rupert Pedler
Title: Director

/s/ Glenn Murphy
Glenn Murphy

EXHIBIT A
Additional Equity Documents

Amendment to Tranche 1 & 3 RSUs
Amendment to Award Certificates
This deed is dated ___________________ 2026 (the Grant Date)
PARTIES
This deed is made by:
RAINBOW CAPITAL GROUP LIMITED, a private limited company incorporated under the laws of Jersey (the Company), having its registered office at 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, Jersey JE2 3QB and with registered company number 131574; and
GLENN MURPHY of [*] (the Award Holder).
1.BACKGROUND
1.1The Company adopted the 2022 RSU Management Equity Incentive Plan of the Wella Group for All Managers on 21 June 2022, as amended on 12 June 2025 and as may be further amended and/or restated from time to time (the Manager Plan).
1.2On 15 December 2023:
(a)the Company and the Award Holder entered into an award certificate pursuant to which the Company granted an RSU under the Manager Plan to the Award Holder in relation to 239,174 class 4 ordinary shares in the capital of the Company (the Tranche 1 Award Certificate); and
(b)the Company and the Award Holder entered into an award certificate pursuant to which the Company granted an RSU under the Manager Plan to the Award Holder in relation to, in aggregate, 246,306 class 1 ordinary shares in the capital of the Company (the Tranche 3 Award Certificate).
1.3The Company and the Award Holder now wish to amend certain terms of the Tranche 1 Award Certificate and the Tranche 3 Award Certificate on the terms specified in this deed.
2.AMENDMENT
2.1With effect from the date of this deed, Rule 4.5 (Vesting) shall, in respect of the RSUs awarded under each of the Tranche 1 Award Certificate and the Tranche 3 Award Certificate, be interpreted such that the Rule is wholly replaced by the following:
In the event of a Sale, the Time Vesting Requirement shall be deemed to be satisfied and all RSUs shall Vest when the Liquidity Event Requirement is satisfied, and become capable of settlement.
2.2With effect from the date of this deed, Rule 4.9 (Vesting) shall, in respect of the RSUs awarded under each of the Tranche 1 Award Certificate and the Tranche 3 Award Certificate, be interpreted such that the Rule is wholly replaced by the following:
Notwithstanding any other provision in these Rules (as amended by the Award Certificate):
(a) where an Award Holder ceases to be engaged as Executive Chairman of the Group and provided that the Award Holder has not been terminated for Cause (as defined in the Management Shareholders’ Agreement):
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(i) any RSUs that have not met the Time Vesting Requirement will lapse and receive nil consideration; and
(ii) any RSUs that have met the Time Vesting Requirement will remain subject to the satisfaction of the Liquidity Event Requirement in order to Vest;
(b) where an Award Holder ceases to be engaged as Executive Chairman of the Group and has been terminated for Cause, all RSUs will lapse for nil consideration; and
(c) if the purchaser in a Sale or Change of Control Transaction refuses to assume unvested RSUs, all RSUs shall Vest immediately prior to the closing of such Sale or Change of Control Transaction.
2.3With effect from the date of this deed, in respect of the RSUs awarded under each of the Tranche 1 Award Certificate and the Tranche 3 Award Certificate, the following shall be inserted as Rule 4.12:
In the event of a sale of 80% or more of the Group (by reference to EBITDA, and whether through one or multiple transactions), a proportional number of RSUs shall Vest immediately prior to the completion of such sale and become capable of settlement. The proportional number of RSUs that Vest shall be irrespective of the number of RSUs that have met the Time Vesting Requirement and the Liquidity Event Requirement, such that, by way of example (i) in the event of a sale of 80% of the Group (by reference to EBITDA), 80% of the RSUs (in aggregate and including any RSUs that have Vested prior to such sale) shall Vest; and (ii) in the event of a subsequent sale of 10% of the Group (by reference to EBITDA), 10% of the RSUs (in aggregate and including any RSUs that have Vested prior to such sale) shall Vest. For the avoidance of doubt, in no circumstance will the number of RSUs that Vest and become capable of settlement in accordance with the terms of this Award Certificate exceed 100% of the RSUs.
2.4With effect from the date of this deed, Clause 4.1 of the Tranche 1 Award Certificate and the Tranche 3 Award Certificate, be interpreted such that the Clause is wholly replaced by the following:
Unless otherwise agreed between the Award Holder and the Company, the RSUs granted hereunder shall be paid in Shares only and does not provide any right for the Award Holder to receive a cash payment, notwithstanding any discretion contained in the Plan or any provision in this Award Certificate to the contrary.
3.GOVERNING LAW
3.1This deed and any non-contractual obligations arising out of or in connection with it are governed by and shall be construed in accordance with the laws of England and Wales.
3.2The provisions of Clause 10.4(b) to 10.4(d) (inclusive) of the Management Shareholders’ Agreement shall apply to this deed as though set out here in full with each reference to “this Agreement” being to this deed.
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This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTED and DELIVERED as a deed for and on behalf of Rainbow Capital Group Limited acting by

Simon Bouchard, a director,

and Cristopher Drewsen, a director
[Signature page – Amendment to Tranche 1 & Tranche 3 RSU Certificates]

EXECUTED and DELIVERED as a deed by
Glenn Murphy
Glenn Murphy

in the presence of:

Witness signature:

Witness name:

Witness address:

[Signature page – Amendment to Tranche 1 & Tranche 3 RSU Certificates]

Tranche 4 & 5 RSUs
Award Certificate
This deed is dated ___________________ 2026 (the Grant Date)
PARTIES
This deed is made by:
RAINBOW CAPITAL GROUP LIMITED, a private limited company incorporated under the laws of Jersey (the Company), having its registered office at 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, Jersey JE2 3QB and with registered company number 131574; and
GLENN MURPHY of [*] (the Award Holder).
BACKGROUND
A.The Company adopted the 2022 RSU Management Equity Incentive Program for the Bidco Board on 21 June 2022, as amended on 12 June 2025 and as may be further amended and/or restated from time to time (the Plan).
B.The Company wishes to grant an RSU under the Plan (the Award) to the Award Holder, on the terms specified in this deed (the Award Certificate). Terms in this Award Certificate such as you and your refer to and address the Award Holder.
AGREED TERMS
1.INTERPRETATION
1.1The rules of the Plan (the Rules) are incorporated by reference into this Award Certificate. A term defined in the Rules shall have the same meaning in this Award Certificate, unless a contrary indication appears.
1.2A copy of the Rules has been provided to you and further copies may be obtained on request from the Company.
2.GRANT OF AWARD
2.1The Company hereby grants you an RSU in relation to:
(a)113,333 class 1 ordinary shares in the capital of the Company (the Tranche 4 RSUs);
and
(b)106,667 class 1 ordinary shares in the capital of the Company (the Tranche 5 RSUs), the Tranche 4 RSUs and the Tranche 5 RSUs together, the Award Shares.
2.2The Grant Date of the Award shall be 31 January 2025.

3.VESTING OF AWARD
3.1Subject to this clause 3 and clause 4, each RSU under this Award shall Vest on the relevant Vesting Date in accordance with the provisions of Rule 4 (Vesting).
3.2Rule 4.2 (Time Vesting Requirement) shall be interpreted such that the Rule is wholly replaced by the following:
(i)Subject always to Rule 4.9 (as amended by the Award Certificate), equal instalments of 25% of the Tranche 4 RSUs will satisfy the Time Vesting Requirement on each anniversary of the Grant Date over a period of four years.
(ii)Subject always to Rule 4.9 (as amended by the Award Certificate), 100% of the Tranche 5 RSUs will satisfy the Time Vesting Requirement on the Vesting Date.
(Each of Rule 4.2(i) (in respect of Tranche 4 RSUs) and Rule 4.2(ii) (in respect of Tranche 5 RSUs), being a “Time Vesting Requirement”.)
3.3Rule 4.3 (Liquidity Event Requirement) shall be interpreted such that the Rule is wholly replaced by the following:
(i)Notwithstanding the provisions of Rule 4.2 (as amended by the Award Certificate) and subject always to Rule 4.9 (as amended by the Award Certificate), no Tranche 4 RSUs will Vest prior to the first of the following to occur:
(a)in the case of an IPO, immediately prior to such IPO occurring;
(b)in the case of a Sale, immediately prior to such Sale occurring; or
(c)in the case of a Change of Control Transaction, immediately prior to completion of such Change of Control Transaction but solely to the extent provided in Rules 4.6 and 4.7, as applicable,
(each of (a), (b) and (c), a “Tranche 4 Liquidity Event,” and the requirement that a Tranche 4 Liquidity Event occur before any Tranche 4 RSUs Vest, the “Tranche 4 Liquidity Event Requirement”).
(ii)Notwithstanding the provisions of Rule 4.2 (as amended by the Award Certificate) and subject always to Rule 4.9 (as amended by the Award Certificate), no Tranche 5 RSUs will Vest prior to the first of the following to occur:
(a)in the case of an IPO, such time as the KKR Investor receives or has received aggregate cash proceeds from its investment in the Group which results in the KKR Investor achieving a multiple on invested capital (“MOIC”) equal to or greater than 2.25x (the “MOIC Threshold”) (noting for the avoidance of doubt that such proceeds shall already take into account dilution from all Securities and RSUs held by the Award Holder that have vested at the time of such calculation, including the Tranche 5 RSUs) (the “Tranche 5 IPO Liquidity Event Requirement”). For the purposes of determining whether the Tranche 5 IPO Liquidity Event Requirement has been satisfied under this Rule 4.3(ii)(a), the MOIC achieved by the KKR Investor shall be calculated on a cumulative basis at each time the KKR Investor receives cash proceeds from its investment in the Group;
(b)in the case of a Sale, immediately prior to such Sale occurring (the “Tranche 5 Sale Liquidity Event Requirement”); or
(c)in the case of a Change of Control Transaction, immediately prior to completion of such Change of Control Transaction but solely to the extent provided in Rules 4.6 and 4.7, as applicable (the “Tranche 5 CoC Liquidity Event Requirement”),
(The Tranche 4 Return Liquidity Event Requirement, the Tranche 5 IPO Liquidity Event Requirement, the Tranche 5 Sale Liquidity Event Requirement and the Tranche 5 CoC Liquidity Event Requirement, each a “Liquidity Event Requirement”.)
3.4Rule 4.5 (Sale) shall be interpreted such that the Rule is wholly replaced by the following:
In the event of a Sale, the Time Vesting Requirement shall be deemed to be satisfied and all RSUs shall Vest when the Liquidity Event Requirement is satisfied, and become capable of settlement.
3.5Rule 4.9 (Vesting) shall be interpreted such that the Rule is wholly replaced by the following:
Notwithstanding any other provision in these Rules (as amended by the Award Certificate):
(a) where an Award Holder ceases to be engaged as Executive Chairman of the Group and provided that the Award Holder has not been terminated for Cause (as defined in the Management Shareholders’ Agreement):
(i) any RSUs that have not met the Time Vesting Requirement will lapse and receive nil consideration; and
(ii) any RSUs that have met the Time Vesting Requirement will remain subject to the satisfaction of the Liquidity Event Requirement in order to Vest;
(b) where an Award Holder ceases to be engaged as Executive Chairman of the Group and has been terminated for Cause, all RSUs will lapse for nil consideration; and
(c) if the purchaser in a Sale or Change of Control Transaction refuses to assume unvested RSUs, all RSUs shall Vest immediately prior to the closing of such Sale or Change of Control Transaction.
3.6In respect of the Tranche 4 RSUs only, the following shall be inserted as Rule 4.12:
In the event of a sale of 80% or more of the Group (by reference to EBITDA, and whether through one or multiple transactions), a proportional number of RSUs shall Vest immediately prior to the completion of such sale and become capable of settlement. The proportional number of RSUs that Vest shall be irrespective of the number of RSUs that have met the Time Vesting Requirement and the Liquidity Event Requirement, such that, by way of example (i) in the event of a sale of 80% of the Group (by reference to EBITDA), 80% of the RSUs (in aggregate and including any RSUs that have Vested prior to such sale) shall Vest; and (ii) in the event of a subsequent sale of 10% of the Group (by reference to EBITDA), 10% of the RSUs (in aggregate and including any RSUs that have Vested prior to such sale) shall Vest. For the avoidance of doubt, in no circumstance will the number of RSUs that Vest and become capable of settlement exceed 100% of the RSUs.
3.7Rule 4.10 (Vesting) and Rule 6 (Lapse of Awards) shall be disapplied in their entirety in respect of the RSUs.
3.8You may not transfer this Award or make this Award subject to a charge or any other security interest. For example, you cannot use this Award as security for a loan. This Award will lapse if you attempt to do so.
4.OTHER CONDITIONS
4.1Unless otherwise agreed between the Award Holder and the Company, the RSUs granted hereunder shall be paid in Shares only and does not provide any right for the Award Holder to receive a cash payment, notwithstanding any discretion contained in the Plan or any provision in this Award Certificate to the contrary.
5.TAX MATTERS
5.1Notwithstanding clause 6.1, by accepting this Award, you irrevocably agree to adhere, perform and comply with the obligations under clause 9.1 (Certain Tax Matters) of the Management Shareholders’ Agreement, and where relevant, perform the obligations under clause 9.1(e) (Tax elections) on or before the Vesting Date.
6.RESTRICTIONS ON SHARES
6.1There are no Relevant Restrictions on the Award Shares.
7.GENERAL TERMS
7.1Upon receipt of any Award Shares, you are responsible for all proper tax declarations and payment of applicable taxes (including, without limitation, income tax, wage tax and capital gains tax) and social security contributions payable in connection with your receipt of the Award Shares.
7.2You hereby acknowledge that the information contained in this Award Certificate is for administration purposes only. Any information concerning you shall be transmitted solely to those individuals or legal entities expressly authorised to have knowledge of it and to process it in connection with the administration of the Plan. Moreover, you acknowledge that the Company and/or Group Company is entitled to transmit such information abroad if this is necessary in connection with the administration of the Plan. You may request to have access to and, if necessary, correct any personal data. You acknowledge that your provision of the information in this Award Certificate is necessary to enable you to participate in the Plan.
7.3Nothing in this Award Certificate or in the Rules shall confer upon you any right to continue in service for any period of specific duration with the Group, or interfere with or otherwise restrict in any way your rights or the rights of the Company or a Group Company (as applicable) to terminate your employment pursuant to your employment contract with the relevant Group Company or director or officer appointment letter (as applicable), which rights are hereby expressly reserved by each.

7.4The grant of the Award is approved by the Company Board and shall not be held or construed to confer upon you any right to the continued grant of Awards under the Plan. The grant of the Award and any previous or subsequent Awards under the Plan shall constitute a voluntary contribution, even where repeatedly made. In this regard, the Company expressly reserves the right to discontinue such grant of Awards at any time without notice.
7.5This deed and any non-contractual obligations arising out of or in connection with it are governed by and shall be construed in accordance with the laws of England and Wales.
7.6The provisions of Clause 10.4(b) to 10.4(d) (inclusive) of the Management Shareholders’ Agreement shall apply to this deed as though set out here in full with each reference to “this Agreement” being to this deed.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTED and DELIVERED as a deed for and on behalf of Rainbow Capital Group Limited acting by

Simon Bouchard, a director,

and Christopher Drewsen, a director
[Signature page – RSU Award Certificate]

EXECUTED and DELIVERED as a deed by
Glenn Murphy
Glenn Murphy

in the presence of:

Witness signature:

Witness name:

Witness address:

[Signature page – RSU Award Certificate]

Tranche 6 RSUs
Award Certificate
This deed is dated ___________________ 2026 (the Grant Date)
PARTIES
This deed is made by:
RAINBOW CAPITAL GROUP LIMITED, a private limited company incorporated under the laws of Jersey (the Company), having its registered office at 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, Jersey JE2 3QB and with registered company number 131574; and
GLENN MURPHY of [*] (the Award Holder).
BACKGROUND
A.The Company has adopted (i) the 2022 RSU Management Equity Incentive Program for the Bidco Board on 21 June 2022, as amended on 12 June 2025 and as may be further amended and/or restated from time to time (the Bidco Plan) and (ii) the 2022 RSU Management Equity Incentive Program of the Wella Group for All Managers on 21 June 2022, as amended on 12 June 2025 and as may be further amended and/or restated from time to time (the Manager Plan).
B.On 31 January 2023, the Award Holder, the Company and an indirect subsidiary of the Company, Rainbow UK Bidco Limited (Bidco) entered into a letter of appointment relating to the appointment of the Award Holder as Chairman of the board of directors of Bidco, as amended on 31 January 2025 and as further on or around the date of this deed (the Letter of Appointment).
C.On 15 December 2023:
(i)the Company and the Award Holder entered into an award certificate pursuant to which the Company granted an RSU under the Manager Plan to the Award Holder in relation to, in aggregate, 246,306 class 1 ordinary shares in the capital of the Company (the Tranche 3 RSUs and the Tranche 3 Award Certificate);
(ii)the Company and the Award Holder, amongst others, entered into a subscription agreement pursuant to which the Award Holder subscribed for, amongst other shares, 684 class 1 ordinary shares in the capital of the Company and 1,873,997 B1 preference shares in the capital of the Company (the Tranche 3 Shares and together with the Tranche 3 RSUs, the Hurdle Equity); and
(iii)the Award Holder and Bidco, entered into a letter relating to a tax gross up bonus to be applied to the Tranche 3 RSUs (the Tax Gross Up Letter).
D.The Company now wishes to grant an RSU under the Bidco Plan (the Award) to the Award Holder, on the terms specified in this deed (the Award Certificate). Terms in this Award Certificate such as you and your refer to and address the Award Holder.
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AGREED TERMS
1.INTERPRETATION
1.1The rules of the Bidco Plan (the Rules) are incorporated by reference into this Award Certificate. A term defined in the Rules shall have the same meaning in this Award Certificate, unless a contrary indication appears.
1.2A copy of the Rules has been provided to you and further copies may be obtained on request from the Company.
2.GRANT OF AWARD
2.1The Company hereby grants the Award Holder an RSU in relation to such number of class 1 ordinary shares in the capital of the Company as required to deliver to the Award Holder, subject to the terms of this Award Certificate, an amount equal to the difference between the settlement value of:
(a)the Hurdle Equity as if treated as Pari Passu Equity (as defined in the Letter of Appointment) plus the amount to be paid on the settlement of the Tranche 3 RSUs in accordance with the terms of the Tax Gross Up Letter; and
(b)the Hurdle Equity as if treated as Management Equity (as defined in the Letter of Appointment), the Award Shares.
2.2For the avoidance of doubt:
(a)the cash bonus pursuant to the Tax Gross Up Letter shall continue to apply to the Tranche 3 RSUs only and shall not apply to the Award Shares;
(b)the Tranche 3 RSUs shall remain subject to the Time Vesting Requirement and Liquidity Event Requirement of the Manager Plan (as amended by the Tranche 3 Award Certificate);
(c)the Award Shares shall remain subject to the Time Vesting Requirement and Liquidity Event Requirement of the Bidco Plan (as amended by this Award Certificate); and
(d)the settlement value received by the Award Holder for the Hurdle Equity, the Award Shares and the payment pursuant to the Tax Gross Up Letter shall in no circumstances exceed the value of the Hurdle Equity as if treated as Management Equity.
2.3The Grant Date of the Award shall be 1 January 2026.
3.VESTING OF AWARD
3.1Subject to this clause 3 and clause 4, each RSU under this Award shall Vest on the relevant Vesting Date in accordance with the provisions of Rule 4 (Vesting).
3.2Rule 4.2 (Time Vesting Requirement) shall be interpreted such that the Rule is wholly replaced by the following:
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Equal instalments of 33.3% of the RSUs will satisfy the Time Vesting Requirement on each anniversary of the Grant Date over a period of three years (the “Time Vesting Requirement”).
3.3Rule 4.9 (Vesting) shall be interpreted such that the Rule is wholly replaced by the following:
Notwithstanding any other provision in these Rules (as amended by the Award Certificate):
(a) where an Award Holder ceases to be engaged as Executive Chairman of the Group and provided that the Award Holder has not been terminated for Cause (as defined in the Management Shareholders’ Agreement):
(i) any RSUs that have not met the Time Vesting Requirement will lapse and receive nil consideration; and
(ii) any RSUs that have met the Time Vesting Requirement will remain subject to the satisfaction of the Liquidity Event Requirement in order to Vest;
(b) where an Award Holder ceases to be engaged as Executive Chairman of the Group and has been terminated for Cause, all RSUs will lapse for nil consideration; and
(c) if the purchaser in a Sale or Change of Control Transaction refuses to assume unvested RSUs, all RSUs shall Vest immediately prior to the closing of such Sale or Change of Control Transaction.
3.4Rule 4.10 (Vesting) and Rule 6 (Lapse of Awards) shall be disapplied in their entirety in respect of the RSUs.
3.5You may not transfer this Award or make this Award subject to a charge or any other security interest. For example, you cannot use this Award as security for a loan. This Award will lapse if you attempt to do so.
4.OTHER CONDITIONS
4.1Unless otherwise agreed between the Award Holder and the Company, the RSUs granted hereunder shall be paid in Shares only and does not provide any right for the Award Holder to receive a cash payment, notwithstanding any discretion contained in the Plan or any provision in this Award Certificate to the contrary.
5.TAX MATTERS
5.1Notwithstanding clause 6.1, by accepting this Award, you irrevocably agree to adhere, perform and comply with the obligations under clause 9.1 (Certain Tax Matters) of the Management Shareholders’ Agreement, and where relevant, perform the obligations under clause 9.1(e) (Tax elections) on or before the Vesting Date.
6.RESTRICTIONS ON SHARES
6.1There are no Relevant Restrictions on the Award Shares.
7.GENERAL TERMS
7.1Upon receipt of any Award Shares, you are responsible for all proper tax declarations and payment of applicable taxes (including, without limitation, income tax, wage tax and capital gains
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tax) and social security contributions payable in connection with your receipt of the Award Shares.
7.2You hereby acknowledge that the information contained in this Award Certificate is for administration purposes only. Any information concerning you shall be transmitted solely to those individuals or legal entities expressly authorised to have knowledge of it and to process it in connection with the administration of the Plan. Moreover, you acknowledge that the Company and/or Group Company is entitled to transmit such information abroad if this is necessary in connection with the administration of the Plan. You may request to have access to and, if necessary, correct any personal data. You acknowledge that your provision of the information in this Award Certificate is necessary to enable you to participate in the Plan.
7.3Nothing in this Award Certificate or in the Rules shall confer upon you any right to continue in service for any period of specific duration with the Group, or interfere with or otherwise restrict in any way your rights or the rights of the Company or a Group Company (as applicable) to terminate your employment pursuant to your employment contract with the relevant Group Company or director or officer appointment letter (as applicable), which rights are hereby expressly reserved by each.
7.4The grant of the Award is approved by the Company Board and shall not be held or construed to confer upon you any right to the continued grant of Awards under the Plan. The grant of the Award and any previous or subsequent Awards under the Plan shall constitute a voluntary contribution, even where repeatedly made. In this regard, the Company expressly reserves the right to discontinue such grant of Awards at any time without notice.
7.5This deed and any non-contractual obligations arising out of or in connection with it are governed by and shall be construed in accordance with the laws of England and Wales.
7.6The provisions of Clause 10.4(b) to 10.4(d) (inclusive) of the Management Shareholders’ Agreement shall apply to this deed as though set out here in full with each reference to “this Agreement” being to this deed.
4

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTED and DELIVERED as a deed for and on behalf of Rainbow Capital Group Limited acting by

Simon Bouchard, a director,

and Christopher Drewsen, a director
[Signature page – RSU Award Certificate]

EXECUTED and DELIVERED as a deed by
Glenn Murphy
Glenn Murphy

in the presence of:

Witness signature:

Witness name:

Witness address:

[Signature page – RSU Award Certificate]